Investor Presentation
September 2015
Willow Bend Nursing & Rehabilitation Center, Mesquite, TX
Exhibit 99.2
Orem Rehabilitation & Skilled Nursing, Orem, UT
Julia Temple Healthcare Center, Englewood, CO

Safe Harbor Statement

This document may contain “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern and are based upon, among other things, the possible expansion of the portfolio of CareTrust REIT, Inc. (“CTRE,” “CareTrust” or the “Company”); the
sale of properties; the performance of its operators/tenants and properties; its ability to enter into agreements with new viable tenants for vacant space or for properties that the company takes back from financially troubled tenants, if any; its occupancy rates; its ability to acquire, develop and/or manage properties; the ability to successfully manage the risks associated with international expansion and operations; its ability to make distributions to shareholders; its policies and plans regarding investments, financings and other matters; its tax status as a real estate investment trust; its critical accounting policies; its ability to appropriately balance the use of debt and equity; its ability to access capital markets or other sources of funds; its ability to meet its earnings guidance; and its ability to finance and complete, and the effect of, future acquisitions. When the Company uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,”
“project,” “estimate” or similar expressions, it is making forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties. The Company’s expected results may not be achieved, and actual results may differ materially from expectations. This may be a result of various factors, including, but not limited to: the ability and willingness of the Company’s tenants to meet and/or perform their financial and other obligations under their respective multiple long-term leases (each, a “Master Lease” and collectively, the “Master Leases,” and with respect to those Master
Leases for properties leased to affiliates of Ensign, an “Ensign Master Lease” and collectively, the “Ensign Master Leases”), including the Ensign Master Leases, including their respective obligations to indemnify, defend and hold the Company harmless from and against various claims, litigation and liabilities; the ability of the Company’s tenants to comply with laws, rules and regulations in the operation of the properties the Company leases to them; the ability and willingness of the
Company’s tenants to renew their leases with the Company upon their expiration, and the ability to reposition the Company’s properties on the same or better terms in the event of nonrenewal or in the event the Company replaces an existing tenant, and obligations, including indemnification obligations, the Company may incur in connection with the replacement of an existing tenant; the ability and willingness of the seller in the Company’s purchase of a 14-facility skilled nursing and assisted living portfolio (the “Liberty Portfolio”), currently owned and operated by Liberty, for approximately $175 million, exclusive of estimated transaction costs of approximately $3.4 million (the “Liberty Acquisition”) to complete the sale of the portfolio and to comply with its obligations to the Company and the new operator under its contractual arrangements with the Company and them, before, during and after the closing of the Liberty Acquisition, as well as the ability and willingness of the new operator to obtain the requisite licensure and certifications to operate the Liberty Portfolio, and to fulfill its obligations under such contractual arrangements before, during and after the closing; the availability of, and the ability of the Company’s management to identify, suitable acquisition opportunities and to acquire and lease some of such properties on favorable terms; the ability and willingness of Ensign to meet and/or perform its remaining obligations under the other contractual arrangements that it entered into with the Company in connection with the Company’s Spin-Off (as defined below) from Ensign in 2014, and any of its obligations thereunder to indemnify, defend and hold us harmless from and against various claims, litigation and liabilities; the ability to achieve some or all of the remaining benefits that the Company expected to achieve from the separation of Ensign’s healthcare business and its real estate business into two separate and independent publicly traded companies through the distribution of all of the outstanding shares of common stock of CareTrust to Ensign stockholders on a pro rata basis (the “Spin-Off”); the ability to generate sufficient cash flows to service the Company’s outstanding indebtedness; access to debt and equity capital markets; fluctuating interest rates; the ability to retain the Company’s key management personnel; the ability to qualify or maintain the Company’s status as a REIT; changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs; and other risks inherent in the real estate business, including potential liability relating to environmental matters and illiquidity of real estate investments. Finally, the
Company assumes no obligation to update or revise any forward-looking statements or to update the reasons why actual results could differ from those projected in any forward-looking statements.

Strong Healthcare Operating
& REIT Background
•
Co-Founder of Ensign, instrumental in assembling the real estate portfolio now owned by CareTrust
•
29 years of experience in the acquisition, development and disposition of real estate
•
Previously
the
General
Counsel
of
a
192-location
national
retailer
and
partner
at
a
Jennings
Strouss
&
Salmon,
a
large
law firm in Phoenix, AZ
•
Served as SVP and CAO of Nationwide Health Properties, Inc. and Sunstone Hotel Investors, Inc.
•
23 years of accounting and finance experience, primarily in real estate, including 11 years with publicly-traded REITs
•
Ernst
&
Young
Kenneth
Leventhal
Real
Estate
Group
•
Ensign’s
Chief
Human
Capital
Officer
from
2007
–
2012;
Trained
over
100
Ensign
nursing
home
administrators
•
Licensed
nursing
home
administrator;
Regional
Operations
Director;
12
years
of
experience
in
skilled
nursing
operations
•
Led five SNFs as CEO; developed Ensign’s approach to cultural, clinical and financial performance
•
Director of Investments at Nationwide Health Properties, underwriting over $1 billion of new investments across the
Seniors Housing and Skilled Nursing sectors
•
Licensed nursing home administrator; led three SNFs as Administrator for Plum Healthcare & North American Health
Care in California
•
Investment
Associate
at
The
Bascom
Group,
a
private
equity
real
estate
investment
firm
Greg Stapley, Chief Executive Officer
Bill Wagner, Chief Financial Officer
Dave Sedgwick, Vice President Operations
Mark Lamb, Director of Investments

Acquisition &  Operational Experience
The CareTrust
Team brings its
Experience, Relationships & Track Record
from Ensign
4
Ensign Pre-Spin Annual Facilities Growth
& CareTrust’s
First Year Facilities Growth
Ensign Pre-Spin Historical Asset Acquisitions
& CareTrust’s
First-Year Growth
($ in millions)
(1)
Pro forma acquisitions for all announced transactions as of September 1, 2015
(1)
(1)
57
61
63
77
82
102
108
119
97
102
4
2
14
5
20
6
11
6
7
20
0
20
40
60
80
100
120
140
2007
2008
2009
2010
2011
2012
2013
Q1 '14
CTRE
Months
2015
Forma
$40
$25
$21
$61
$21
$130
$43
$45
$48
$67
$231
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
$220
$240
2006
2007
2008
2009
2010
2011
2012
2013
Avg.
'06-'13
CTRE
1st 12
2015
Forma
1st 12
Months
Pro
Pro

Growing Portfolio As of September 1, 2015 (pro forma for all announced transactions) 5 TX 22% CA 15% UT 10% AZ 8% OH 11% Other 34% SNF 71% AL/IL 18% Campus 11%

Strong Liquidity for Growth

Plus access to public equity and debt markets,
and other forms of long-term capital.
$29.9 million cash on hand as of June 30, 2015
$171.6 million equity raise August 2015
(1)
$300.0 million undrawn senior unsecured credit facility with approximately $95.4 million of current availability (approximately
$157.2 million available pro forma for the Liberty transaction)
(1)
Net proceeds, less underwriting discount and other offering expenses, were approximately $163.7 million

Privately
Owned, 79%
Public REIT-
Owned ,
21%
Outpatient/
MOB, 39%
Hospitals/
LTACHs,
31%
Senior
Housing
(ALF, ILF,
Memory
Care), 15%
Skilled
Nursing,
10%
Life
Science/
Biotech, 5%
Healthcare Real Estate Ownership
Real Estate Asset Breakdown
Note:
Healthcare
Real
Estate
Ownership
Breakdown
and
Real
Estate
Asset
Breakdown
from
Stifel
Nicolaus
industry
analysis
Roll –
Up Opportunity
Healthcare Real Estate Market Estimated at Over $1 Trillion
7
Deal
Size
Large REITs focused on larger acquisitions
Tenant Size

Mining an Underserved Market

Fragmented market,
underserved by capital
providers
Limited access to capital
and liquidity for local and
regional operators
Limited competition for
SNFs and mid-market
senior housing assets
Large competitors chasing
compressed cap rate
deals
Apply healthcare operating
experience to underwriting
process
Target quality one-off,
small & mid-sized
portfolios
Leverage growing number
of operator relationships
Identify superior operators
focused on post –acute
care delivery
Accretive investments with
strong operating
partners/tenants
100% lease financing
attracts up and coming
operators
Attractive investment
spreads over cost of
capital
Substantial growth
potential through smaller
and off-market deals
Market Backdrop
CareTrust
Role
Results

Disciplined Investment Strategy
Focused on Accretive Deals

Senior Housing
Facilities
(ALF, ILF, MC)
Skilled Nursing
Facilities
Medical Office
Buildings
Acute Care
Net Lease
Core
Core
Opportunistic
Opportunistic
Mortgage Debt
Relationship
Relationship
Opportunistic
Opportunistic
Development
Funding
Relationship
Relationship
RIDEA
Opportunistic

Total LTM EBITDAR Tenant Rent Coverage
(1) As of Q2 2015 reported period and represents CTRE’s total portfolio; pro forma for the Liberty Health Care Portfolio and July 2015 acquisitions
(2) As of Q1 2015 reported period and represents LTC’s SNF portfolio
(3) As of Q1 2015 reported period and represents HCP’s 34 non-HCR Manor Care SNF properties
(4) As of Q1 2015 reported period and represents OHI’s total portfolio
(5) As of Q1 2015 reported period and represents HCN’s long term / post-acute portfolio
(6) As of March 31, 2015 pro forma for acquisitions in the quarter.
(7) As of Q1 2015 reported period and represents SBRA’s SNF portfolio
(8) As of Q1 2015 reported period and represents HCR Manor Care’s portfolio consisting of 267 SNF and 66 ALF properties
Leading Tenant Rent Coverage
10
1.82x
1.66x
1.54x
1.40x
1.40x
1.30x
1.19x
1.08x
1.00x
1.10x
1.20x
1.30x
1.40x
1.50x
1.60x
1.70x
1.80x
1.90x
2.00x
CTRE
LTC
HCP - Non-
Manorcare
OHI
HCN
CCP
SBRA
HCP -
Manorcare Only
(1)
(2)
(3)
(4)
(5)
(6)
(7)
(8)

Well-Protected Dividend
(1)  EBITDAR Tenant Lease Coverage as of Q1 2015 reported period and Q2 for CTRE pro forma for the Liberty Health Care Portfolio and July 2015 acquisitions;  Represents CTRE’s and OHI’s total portfolio, LTC’s and SBRA’s SNF portfolio, HCN’s long term / post-acute portfolio, and HCP’s 34 non-HCR Manor Care SNF properties
(2)  Peers FFO per share based on Q1 2015; CTRE based on six months ended Q2 2015; HCP FFO as adjusted for one-time impairment and transaction-related items
FFO Payout Ratio
100%
90%
80%
70%
60%
1.0x
1.5x
2.0x
CareTrust
has industry leading dividend protection across multiple metrics with ample room for growth
•
EBITDAR tenant lease coverage of 1.82x, including the Liberty Health Care Portfolio and July 2015 acquisitions
•
FFO payout ratio of 64%
(2)
(2)
(2)

DEAL SUMMARY

Tenant
Month Acquired
State
Facility Type
# of
Properties
# of
Beds /
Units
Purchase
Price
Initial
Cash Yield
Operating Assets:
Cross Healthcare
November 2014
Idaho
ALF
3
90
$12.0 million
8.50%
Prelude Senior Living
December 2014
Minnesota
MC
1
28
$7.2 million
8.25%
Twenty / 20
Management
December 2014
Virginia
ALF
1
39
$6.6 million
8.50%
Eduro
Healthcare
January 2015
Colorado
SNF
1
170
$18.0 million
9.65%
Five Oaks Healthcare
April 2015
Washington
SNF
1
94
$9.1 million
9.50%
Five Oaks Healthcare
June 2015
Washington
SNF
1
105
$6.7 million
9.90%
Trillium Healthcare
July
2015
Georgia
SNF
1
105
$8.3 million
9.65%
Better Senior Living
July
2015
Florida
ALF
1
70
$8.4 million
8.50%
Better Senior Living
September 2015
Florida
ALF
1
64
$5.4 million
8.50%
Pristine/Liberty
October 2015
Ohio
SNF/ALF
14
1,258
$175 million
9.60%
Total Operating Assets
25
1,959
$256.7 million
9.43%
Preferred Equity Investment:
Signature Senior Living
December 2014
Colorado
ALF / MC
1
134
$7.5 million
12.00%
Total
26
2,093
$264.2 million
9.51%
(1)
Pro forma acquisitions for all announced transactions as of September 1, 2015
(1)

Liberty Health Care Portfolio Acquisition Overview
(1)  As of 5/31/2015
Liberty Nursing Center of Jamestown, Jamestown, OH
Liberty Retirement Community of Washington Township,
Dayton, OH
Liberty Nursing Center of Englewood, Englewood, OH
Liberty Nursing Center of Beavercreek, Beavercreek, OH
Number of Properties:
14
Number of Beds / Units:
1,258
Number of SNF Beds:
1,102
Number of ALF / ILF Units:
156
Purchase
Price:
~$178.4
million (including transaction costs)
Cash Yield:
9.6%
EBITDAR Coverage:
1.30x
% Occupied:
82.1%
(1)
Operator:
Pristine Senior
Living
Consideration:
100%
cash with no debt assumption
Initial
Lease Term:
15-year
NNN with two five-year extensions
Lease Escalators:
Lesser of change in CPI or 3.0%

Post close, CareTrust’s
key credit and portfolio stats on a forward-looking basis are:
Transformational
(1) EBITDA is calculated as net income plus interest expense, depreciation and amortization, and amortization of stock-based compensation, annualized
(2) Total capitalization is based on a $11.07 share price
(3)
Fixed
charge
calculated
as
interest
expense
–
amortization
of
deferred
financing
costs,
annualized
(4) Run rate, including all acquisitions made to date and excludes reimbursement revenue
Credit Statistic
June 30, 2015
Post-Liberty Health
Care Acquisition
Debt-to-EBITDA
(1)
7.0x
5.5x
Debt-to-Total
Capitalization
(2)
47.3%
57.0%
Fixed Charge Coverage Ratio
(3)
2.6x
3.4x
Total Secured Debt
$131.9 million
$96.9 million
Secured vs. Unsecured Debt
34% / 66%
24% / 76%
Ensign Tenant Concentration
83.9%
(4)
66.7%

FINANCIAL SUMMARY 15

Guidance

CareTrust’s
2015
guidance is based on the following:
•
$56 million in rent from Ensign and $10.0 million from all investments closed through September 1, 2015 plus the Liberty transaction which is expected to close on October 1, 2015
•
$0.9 million in interest income from the $7.5 million preferred equity investment at 12%
•
$0.2 million in NOI from the 3 ILFs that we own and operate
•
$25.4 million in interest expense
1
•
$7.6 million to $8.4 million in G&A expense
2
•
Includes no acquisitions beyond those announced to date, and no rent escalations
(1)
Includes
approximately
$2.2
million
in
amortization
of
deferred
financing
costs
and
$1.2
million
write
off
of
deferred
financing
fees
(2)
Includes
approximately
$1.5
million
of
non-cash
stock-based
compensation
expense.
(3)
Includes
approximately
$2.2
million
in
amortization
of
deferred
financing
costs
(4)
Includes
approximately
$1.8
million
of
non-cash
stock-based
compensation
expense.
CareTrust’s
2016
guidance is based on the following:
•
$56 million in rent from Ensign and $24.6 million from all investments closed through September 1, 2015 plus the Liberty transaction which is expected to close on October 1, 2015
•
$0.9 million in interest income from the $7.5 million preferred equity investment at 12%
•
$0.2 million in NOI from the 3 ILFs that we own and operate
•
$25.0 million in interest expense
3
•
$7.8 million to $8.8 million in G&A expense
4
•
Includes no acquisitions beyond those announced to date, and no rent escalations

Guidance
RECONCILIATION OF NET INCOME TO
NON-GAAP FINANCIAL MEASURES
17
2015 Guidance
2016 Guidance
Low
High
Low
High
Net income
$0.25
$0.27
$0.42
$0.44
Real estate related depreciation and amortization
0.64
0.64
0.57
0.57
Funds from Operations (FFO)
0.89
0.91
0.99
1.01
Write-off of deferred financing fees
0.03
0.03
-
-
Normalized FFO
$0.92
$0.94
$0.99
$1.01
Net income
$0.25
$0.27
$0.42
$0.44
Real estate related depreciation and amortization
0.64
0.64
0.57
0.57
Amortization of deferred financing costs
0.06
0.06
0.05
0.05
Amortization of deferred stock compensation
0.03
0.03
0.04
0.04
Funds Available for Distribution (FAD)
0.98
1.00
1.08
1.10
Write-off of deferred financing fees
0.03
0.03
-
-
Normalized FAD
$1.01
$1.03
$1.08
$1.10
Weighted average shares outstanding:
Diluted
37,668
37,668
48,142
48,142

Investment Highlights
Robust Pipeline of Accretive Growth Opportunities
Management and Board with Extensive Healthcare Operating
and Real Estate Experience
Superior Lease Coverage Across Portfolio
Well-Protected Dividend with Room for Growth
Liquidity for Growth & Opportunities to Diversify
Strong Healthcare Industry Fundamentals

APPENDIX 19

31
34
35
37
39
47
55
64
72
78
81
1990
1995
2000
2005
2010
2015
2020E
2025E
2030E
2035E
2040E
Attractive Industry Dynamics for SNF Operators
Numbers in millions
Relative Costs of Treatment Across Care Providers
SNF
IRF
LTAC
Source: AHCA, CMS OSCAR data, U.S. Census Bureau, Medpac
Number of Skilled Nursing Facilities
Age 65+ Population
16,715
16,554
16,441
16,256
16,066
15,965
15,861
15,772
15,771
15,679
15,669
15,655
15,667
15,666
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
US SNF Properties
20
$10,501
$26,051 $26,051
$115,463
$7,897
$74,689
$6,165
$17,135
$67,104
$10,618
$18,487
$44,633
$8,905
$34,196
$31,496
Tracheotomy with Vent
Respiratory with Vent
Joint Replacement
Hip Fracture
Stroke

Skilled nursing reimbursement rates appear stable and increasing over time
•
On October 1, 2015, a 1.4% net market basket increase for 2015-2016 SNF payments went into effect
SNF Reimbursement Rates
Sources:
Eljay
LLC
and
composite
of
CMS,
AHCA,
AQNHC,
Avalere
Group
Data,
and
Ensign
April
2015
Investor
Presentation
(1) Amounts represent the Medicare rates for all facilities acquired on or before 2007 in each year
CAGR
21
$109
$118
$124
$129
$142
$145
$150
$156
$164
$172
$174
$177
$179
$183
$287
$312
$325
$301
$336
$349
$363
$385
$408
$432
$454
$505
$469
$478
$484
$451
$508
$543
$574
$620
$566
$579
$580
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
(1)
Avg. SNF Medicaid Rate Per Day
Avg. SNF Medicare Rate Per Day
ENSG Same Facility Medicare Rate per Day
4.1%
3.8%
3.7%

“THE” Platform Tenant

As of March 31, 2015, Ensign operated 143 facilities, 13 home health and 12 hospice operations, two home care businesses, one transitional care management company,16 urgent care centers and a mobile x-ray diagnostic company, all located in 12 states
Ensign has a strong track record of integrating turnaround
opportunities
–
Improves operations through increased occupancy, quality mix and acuity shift
Long-tenured and successful management team has been an
integral part of Ensign’s business strategy
Ensign Operated Facilities
Note:
EBITDAR
is
a
non-GAAP
measure
and
represents
net
income
before
(a)
interest
expense,
net,
(b)
provision
for
income
taxes,
(c)
depreciation and (d) facility rent expense. See Ensign’s public filings for a reconciliation of EBITDAR to GAAP and additional information on Ensign’s performance.
Revenue
Ensign Business Overview
Millions $
Adjusted EBITDAR
39
SNFs, ALFs & ILFs
Home Health & Hospice
Urgent Care Clinics
60
73
87
107
130
142
149
0
30
60
90
120
150
180
2007
2008
2009
2010
2011
2012
2013
Q1 2014
411
469
542
650
758
825
905
0
200
400
600
800
1,000
1,200
2007
2008
2009
2010
2011
2012
2013
Q1 2014
Millions $

2015 Financial Summary
CARETRUST REIT, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)
June 30,
December 31,
2015
2014
Assets
Real estate investments, net
$459,515
$436,215
Other real estate investments
7,987
7,532
Cash and cash equivalents
29,904
25,320
Accounts receivable
2,036
2,291
Prepaid expenses and other assets
2,292
809
Deferred financing costs, net
9,442
10,405
Total assets
$511,176
$482,572
Liabilities and Equity
Senior unsecured notes payable
$260,000
$260,000
Mortgage notes payable
96,854
98,205
Secured revolving credit facility
35,000
-
Accounts payable and accrued liabilities
5,946
6,959
Dividends payable
5,090
3,946
Total liabilities
402,890
369,110
Equity:
Common stock
313
313
Additional paid-in capital
246,701
246,041
Cumulative distributions in excess of earnings
(138,728)
(132,892)
Total equity
108,286
113,462
Total liabilities and equity
$511,176
$482,572

2015 Financial Summary
CARETRUST REIT, INC.
DEBT SUMMARY
(dollars in thousands)
(unaudited)
Interest Rate/
Maturity
June 30, 2015
Debt
Collateral
Spread
Date
Balance
Fixed Rate Debt
Senior unsecured notes payable
Unsecured
5.875%
2021
$260,000
GECC mortgage notes payable (1)
10 properties
7.252%
2017
46,873
Mortgage note payable
1 property
6.000%
2019
507
307,380
Floating Rate Debt
GECC mortgage notes payable (1)
10 properties
L + 3.35%
2017
49,474
Senior secured revolving credit facility (2)
11 properties
L + 2%-2.5%
2018
35,000
84,474
Total Debt
$391,854
Debt Statistics
% Fixed Rate Debt
78.4%
% Floating Rate Debt
21.6%
Total
100.0%
Weighted Average Interest Rates:
Fixed
6.1%
Floating
3.4%
Blended
5.5%
(1) The fixed rate portion of the GECC mortgage notes payable converts to the floating rate in June 2016.  The floating rate portion is subject to a Libor floor of 0.50%.  The note has two, 12 month extension options.
(2) Borrowings available under the senior secured revolving credit facility totaled $49.2 million at June 30, 2015.
Funds can also be borrowed at the Base Rate (as defined) plus 1.0% to 1.5%.

2015 Financial Summary
CARETRUST REIT, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)
One Month
Quarter
Quarter
Quarter
Quarter
Ended
Ended
Ended
Ended
Ended
June 30, 2014
September 30, 2014
December 31, 2014
March 31, 2015
June 30, 2015
Revenues:
Rental income
$4,667
$14,000
$14,139
$14,842
$15,249
Tenant reimbursements
396
1,228
1,230
1,258
1,288
Independent living facilities
211
646
663
635
607
Interest and other income
-
10
45
223
232
Total revenues
5,274
15,884
16,077
16,958
17,376
Expenses:
Depreciation and amortization
1,794
5,362
5,369
5,599
5,679
Interest expense
1,967
5,943
5,900
5,901
5,989
Property taxes
396
1,228
1,230
1,258
1,288
Acquisition costs
-
-
47
-
-
Independent living facilities
161
586
559
602
566
General and administrative
500
798
2,342
1,560
1,588
Total expenses
4,818
13,917
15,447
14,920
15,110
Net income
$456
$1,967
$630
$2,038
$2,266
Diluted earnings per share
$0.02
$0.09
$0.03
$0.06
$0.07
Diluted weighted average shares outstanding
22,436
22,436
24,586
31,257
31,278

2015 Financial Summary
CARETRUST REIT, INC.
RECONCILIATIONS OF NET INCOME TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)
One Month
Quarter
Quarter
Quarter
Quarter
Ended
Ended
Ended
Ended
Ended
June
30, 2014
September 30, 2014
December 31, 2014
March 31, 2015
June 30, 2015
Net income
$456
$1,967
$630
$2,038
$2,266
Depreciation and amortization
1,794
5,362
5,369
5,599
5,679
Interest expense
1,967
5,943
5,900
5,901
5,989
Amortization of stock-based compensation
-
-
154
366
294
EBITDA
4,217
13,272
12,053
13,904
14,228
Acquisition costs
-
-
47
-
-
Costs associated with the Spin-Off
254
30
168
-
-
Adjusted EBITDA
$4,471
$13,302
$12,268
$13,904
$14,228
Net income
$456
$1,967
$630
$2,038
$2,266
Real estate related depreciation and
amortization
1,794
5,362
5,365
5,593
5,668
Funds from Operations (FFO)
2,250
7,329
5,995
7,631
7,934
Acquisition costs
-
-
47
-
-
Costs associated with the Spin-Off
254
30
168
-
-
Normalized FFO
$2,504
$7,359
$6,210
$7,631
$7,934
Net income
$456
$1,967
$630
$2,038
$2,266
Real estate related depreciation and
amortization
1,794
5,362
5,365
5,593
5,668
Amortization of deferred financing costs
175
533
553
547
555
Amortization of stock-based compensation
-
-
154
366
294
Funds Available for Distribution (FAD)
2,425
7,862
6,702
8,544
8,783
Acquisition costs
-
-
47
-
-
Costs associated with the Spin-Off
254
30
168
-
-
Normalized FAD
$2,679
$7,892
$6,917
$8,544
$8,783
FFO per share
$0.10
$0.33
$0.24
$0.24
$0.25
Normalized FFO per share
$0.11
$0.33
$0.25
$0.24
$0.25
FAD per share
$0.11
$0.35
$0.27
$0.27
$0.28
Normalized FAD per share
$0.12
$0.35
$0.28
$0.27
$0.28
Diluted weighted average shares
outstanding (1)
22,436
22,436
24,586
31,446
31,462
(1)
For
the
quarters
ended
March
31,
2015
and
June
30,
2015,
the
diluted
weighted
average
shares
includes
unvested
restricted stock awards as the effect is more dilutive.